                                                                    Exhibit 99.8

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement ("Agreement"), dated as of September 7,
2007,  is  made  by  and  between  WATER  CHEF,  INC.,  a  Delaware  corporation
("Company"),  and BRITTANY CAPITAL MANAGEMENT  LIMITED, a corporation  organized and existing under the laws of the Bahamas (the "Subscriber").

                                    RECITALS

      WHEREAS,  upon the terms  and  subject  to the  conditions  of the  Fourth
Private Equity Credit Agreement ("Purchase  Agreement"),  between the Subscriber and the Company,  the Company has agreed to issue and sell to the  Subscriber up to  FIVE  MILLION  DOLLARS  ($5,000,000)  of the  common  stock  of the  Company
("Subscribed Shares"), $.001 par value per share (the "Common Stock"), and

      WHEREAS,  to induce the  Subscriber  to execute and  deliver the  Purchase
Agreement,  the Company has agreed to provide certain  registration rights under the  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations thereunder,  or any similar successor statute (collectively,  "Securities Act"), and applicable state securities laws with respect to the Subscribed Shares;

      NOW, THEREFORE,  in consideration of the premises and the mutual covenants contained  herein and other good and  valuable  consideration,  the  receipt and sufficiency  of which are hereby  acknowledged,  the Company and the  Subscriber hereby agree as follows:

      1.    DEFINITIONS.

      (a)   As used in this  Agreement,  the  following  terms  shall  have  the following meaning:

      (i)   "Potential  Material  Event"  means  any of the  following:  (a) the possession by the Company of material  information  not ripe for disclosure in a
Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such  information in the  Registration  Statement would be detrimental to the business and affairs of the Company,  or (b) any material  engagement  or activity by the Company  which would, in the good faith determination of the Board of Directors of the Company, be adversely  affected by disclosure in a  Registration  Statement at such time, which  determination  shall be accompanied by a good faith  determination by the
Board of  Directors  of the Company  that the  Registration  Statement  would be materially misleading absent the inclusion of such information.

      (ii)  "Subscription Date" means the date of this Agreement.

      (iii) "Subscriber",  has the  meaning  set forth in the  preamble  to this
Agreement.

      (iv)  "Register",  "registered" and "registration" refer to a registration effected by  preparing  and filing a  Registration  Statement or  Statements  in compliance with the Securities Act and pursuant to Rule 415 under the Securities
Act or any  successor  rule  providing  for offering  securities on a delayed or continuous  basis ("Rule 415"), and the declaration or ordering of effectiveness of such  Registration  Statement by the United  States  Securities  and Exchange
Commission (the "SEC").

      (v)   "Registrable  Securities"  means shall have the meaning set forth in the Purchase Agreement.

      (vi)  "Registration  Statement"  means  a  registration  statement  of the
Company under the Securities Act.

      (b)   Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

      2.    REGISTRATION.

      (a)   MANDATORY REGISTRATION.  The Company shall prepare and file with the
SEC,  no later  than ten (10)  business  days  after the  Effective  Date of the
Registration  Statement  being  filed on behalf of  Southridge  Partners  LP and
Southshore   Capital   Fund  Ltd.,   a   Registration   Statement  on  Form  S-1
("Registration  Statement"),  or such other appropriate  Registration Statement, pursuant to Rule 457(o) of the Securities  Act,  Shares of Common Stock covering no less than  50,000,000  Shares of Common Stock.  Such  Registration  Statement
shall state that, in  accordance  with the  Securities  Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from stock splits, or stock dividends.

      (b)   TERMINATION.  If the Registration Statement covering the Registrable
Securities  required to be filed by the Company  pursuant to Section 2(a) hereof is not  declared  effective  within  one  hundred  eighty  (180)  days  from the
Subscription  Date,  through  no fault of the  Subscriber,  then the  commitment contained in the Purchase  Agreement and in this  Agreement  (the  "Commitment")
shall, at the option of the Subscriber, terminate.

      3.    OBLIGATION OF THE COMPANY.  In connection  with the  registration of the Registrable Securities, the Company shall do each of the following:

      (a)   Prepare  promptly,  and file with the SEC within  ten (10)  business days after the  Effective  Date of the  Registration  Statement  being  filed on
behalf  of  Southridge   Partners  LP  and  Southshore   Capital  Fund  Ltd.,  a
Registration  Statement  with respect to not less than the number of Registrable
Securities  provided in Section 2(a) above,  and,  thereafter,  use all diligent efforts  to  cause  the  Registration  Statement  relating  to  the  Registrable
Securities  to become  effective the earlier of (a) five (5) business days after notice  from the  Securities  and  Exchange  Commission  that  the  Registration
Statement may be declared effective,  or (b) one hundred eighty (180) days after after the Effective Date of the Registration  Statement being filed on behalf of
Southridge   Partners  LP  and  Southshore  Capital  Fund  Ltd.,  and  keep  the
Registration Statement

effective at all times until the earliest of (i) the date that is one year after the completion of the last Closing Date under the Purchase  Agreement,  (ii) the date when the  Subscriber  may sell all  Registrable  Securities  under Rule 144 without volume limitations,  or (iii) the date the Subscriber no longer owns any of the Registrable Securities  (collectively,  the "Registration Period"), which
Registration  Statement  (including any amendments or  supplements,  thereto and prospectuses  contained  therein)  shall not contain any untrue  statement  of a material fact or omit to state a material fact required to be stated  therein or necessary  to make the  statements  therein,  in the light of the  circumstances under which they were made, not misleading;

      (b)   Prepare   and  file   with  the  SEC  such   amendments   (including
post-effective amendments) and supplements to the Registration Statement and the prospectus  used  in  connection  with  the  Registration  Statement  as  may be necessary to keep the Registration  Statement  effective at all times during the
Registration Period, and, during the Registration Period, and to comply with the provisions  of  the  Securities  Act  with  respect  to the  disposition  of all
Registrable  Securities  of the Company  covered by the  Registration  Statement until the expiration of the Registration Period.

      (c)   Permit a single firm of counsel  designated  by Subscriber to review the  Registration  Statement  and  all  amendments  and  supplements  thereto  a reasonable  period of time (but not less than three (3)  Business  Day) prior to their  filing  with the SEC,  and not file any  document in a form to which such counsel reasonably objects.

      (d)   Notify Subscriber and Subscriber's  legal counsel  identified to the
Company (which,  until further  notice,  shall be deemed to be Krieger & Prager,
LLP, ATTN: Samuel Krieger,  Esq.;  "SUBSCRIBER'S  COUNSEL") (and, in the case of
(i)(A)  below,  not less than one (1) Business Day prior to such filing) and (if requested by any such  person)  confirm such notice in writing no later than one
(1) Business Day following the day (i): (A) when a prospectus or any  prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;  (B) whenever the SEC notifies the Company  whether there will be a
"review" of such Registration Statement; (C) whenever the Company receives (or a representative  of the  Company  receives  on its  behalf)  any oral or  written comments  from the SEC respect of a  Registration  Statement  (copies or, in the case of oral  comments,  written or oral  summaries  of such  comments  shall be promptly furnished by the Company to Subscriber's Counsel); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become  effective;  (ii) of any request by the SEC or any other Federal or state governmental  authority  for  amendments  or  supplements  to  the  Registration
Statement or the prospectus or for additional information; (iii) of the issuance by the SEC of any stop order  suspending the  effectiveness  of the Registration
Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or  warranties  of  the  Company  contained  in  any  agreement  (including  any securities purchase agreement) contemplated hereby ceases to be true and correct in all material respects;  (v) of the receipt by the Company of any notification
with  respect  to  the  suspension  of  the   qualification  or  exemption  from
qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the  occurrence  of any event that to the  knowledge  of the  Company  makes any statement made in the  Registration  Statement or the prospectus or any document incorporated  or deemed to be  incorporated  therein by reference  untrue in any material respect or that requires any revisions to the  Registration  Statement, the  prospectus  or other  documents  so that,  in the case of the  Registration
Statement or the prospectus,  as the case may be, it will not contain any untrue statement of a material  fact or omit to state any material  fact required to be stated therein or necessary to make the statements  therein, in the light of the circumstances  under which they were made,  not  misleading.  In  addition,  the
Company shall  communicate  with Investor's  Counsel with regard to its proposed written responses to the comments contemplated in clause (C) of this Section, so that,  to the  extent  practicable,  Subscriber  shall have the  opportunity  to comment thereon.

      (e)   Unless such filing is publicly  available  on the SEC's EDGAR system
(via the SEC's  website at no additional  charge),  furnish to  Subscriber,  (i)
promptly  after the same is prepared  and publicly  distributed,  filed with the
SEC, or received by the  Company,  one (1) copy of the  Registration  Statement, each preliminary prospectus and the prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as the Subscriber may reasonably  request in order to facilitate the disposition of the Registrable Securities owned by the Subscriber;

      (f)   Use  all  diligent  efforts  to  (i)  register  and/or  qualify  the
Registrable  Securities  covered by the Registration  Statement under such other securities  or blue  sky laws of not more  than  ten (10)  jurisdictions  as the
Subscriber may reasonably request and in which significant  volumes of shares of
Common  Stock are  traded,  (ii)  prepare and file in those  jurisdictions  such
amendments  (including  post-effective   amendments)  and  supplements  to  such
registrations   and   qualifications   as  may  be  necessary  to  maintain  the
effectiveness  thereof at all times during the Registration  Period,  (iii) take such other  actions as may be  necessary  to  maintain  such  registrations  and qualification  in effect at all times during the Registration  Period,  and (iv)
take all  other  actions  reasonably  necessary  or  advisable  to  qualify  the
Registrable Securities for sale in such jurisdictions:  PROVIDED,  HOWEVER, that the  Company  shall not be required in  connection  therewith  or as a condition thereto to (A)  qualify to do business  in any  jurisdiction  where it would not otherwise be required to qualify but for this Section 3(f),  (B) subject  itself to general  taxation  in any such  jurisdiction,  (C) file a general  consent to service of process in any such  jurisdiction,  (D) provide any undertakings that cause more than nominal  expense or burden to the Company or (E) make any change in its charter or bylaws or any then existing contracts,  which in each case the
Board  of  Directors  of the  Company  determines  to be  contrary  to the  best interests of the Company and its stockholders;

      (g)   As  promptly  as  practicable  after  becoming  aware of such event, notify the  Subscriber  of the  happening  of any event of which the Company has knowledge,  as a result of which the  prospectus  included  in the  Registration
Statement,  as then in effect,  includes any untrue statement of a material fact or omits to state a material fact required to be stated  therein or necessary to make the statements  therein, in the light of the circumstances under which they were  made,  not  misleading  ("Registration  Default"),  and uses all  diligent efforts to  promptly  prepare a  supplement  or  amendment  to the  Registration
Statement  or other  appropriate  filing  with the SEC to  correct  such  untrue statement or omission,  and any other necessary  steps to cure the  Registration
Default, and, unless such filing is publicly available on the SEC's EDGAR system
(via the SEC's website at no additional  charge),  deliver a number of copies of such  supplement or amendment to the Subscriber as the Subscriber may reasonably request.  Failure to cure the Registration Default within ten (10) business days shall result in the Company  including  liquidated  damages of 2% of the cost of all common  stock then held by the  investor  for each thirty (30) day period or portion thereof, beginning on the date of suspension.

      (h)   As  promptly  as  practicable  after  becoming  aware of such event, notify  the  Subscriber  (or,  in the  event of an  underwritten  offering,  the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other  suspension of the  effectiveness of the Registration
Statement at the earliest possible time;

      (i)   Notwithstanding  the foregoing,  if at any time or from time to time after the date of  effectiveness  of the  Registration  Statement,  the  Company
notifies  Investor in writing of the  existence  of a Potential  Material  Event
("Blackout   Notice"),   Investor  shall  not  offer  or  sell  any  Registrable
Securities,  or engage in any other  transaction  involving  or  relating to the
Registrable Securities,  from the time of the giving of notice with respect to a
Potential Material Event until Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event;  PROVIDED,  however, that (a) the
Company may not so suspend the right to such holders of  Registrable  Securities for more than two ten (10) day  periods in the  aggregate  during  any  12-month period  ("Blackout  Period")  with at least a ten  (10)  Business  Day  interval between such periods,  during the periods the Registration Statement is required to be in effect,  or (b) that if such Blackout  Period exceeds the permitted ten
(10) day periods,  the Company shall pay damages of 2% of the cost of all common stock  then held by the  Investor  for each  thirty  (30) day  period or portion thereof, beginning on the date of the suspension.

      (j)   Use its commercially reasonable efforts, if eligible,  either to (i)
cause all the Registrable Securities covered by the Registration Statement to be listed  on a  national  securities  exchange  and on  each  additional  national securities  exchange on which  securities  of the same class or series issued by the  Company  are  then  listed,  if any,  if the  listing  of such  Registrable
Securities is then permitted  under the rules of such  exchange,  or (ii) secure designation  of all  the  Registrable  Securities  covered  by the  Registration
Statement as a National  Association of Securities Dealers Automated  Quotations
System  ("Nasdaq) "Small  Capitalization"  within the meaning of Rule 11Aa2-1 of the SEC under the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"),  and the quotation of the  Registrable  Securities on the Nasdaq  Capital
Market; or if, despite the Company's commercially  reasonable efforts to satisfy the preceding  clause (i) or (ii), the Company is  unsuccessful  in doing so, to secure NASD  authorization and quotation for such Registrable  Securities on the over-the-counter  bulletin  board and,  without  limiting the  generality of the foregoing,  to  arrange  for at least two  market  makers to  register  with the
National  Association of Securities Dealers,  Inc. ("NASD") as such with respect
to  such  registrable  securities;   PROVIDED,   HOWEVER,  that  the  Subscriber

acknowledges  that the Company  does not  currently  meet the  requirements  for listing on a national  securities exchange or the Nasdaq Capital Market pursuant to (i) or (ii) and that  nothing in this  section  shall be construed to require the  Company  to  pursue  such  qualification  until  such  time as the  Company satisfies such requirements for a period of not less than forty-five (45) days:

      (k)   Provide an unaffiliated  broker/dealer  and a transfer agent for the
Registrable  Securities not later than the Subscription Date of the Registration
Statement;

      (l)   Cooperate with the  Subscriber to facilitate the timely  preparation and  delivery  of  certificates  for the  Registrable  Securities  to be offered pursuant to the  Registration  Statement  and enable such  certificates  for the
Registrable  Securities to be in such  denominations  or amounts as the case may be, as the Subscriber may reasonably  request and  registration in such names as the  Subscriber  may  request;  and,  within  five  (5)  business  days  after a
Registration   Statement  which  includes  Registrable   Securities  is  ordered
effective by the SEC, the Company shall  deliver,  and shall cause legal counsel selected by the Company to deliver,  to the transfer  agent for the  Registrable
Securities  (with  copies to the  Subscriber)  an  appropriate  instruction  and opinion of such counsel, if so required by the Company's transfer agent; and

      (m)   Take  all  other  reasonable   actions  necessary  to  expedite  and
facilitate distribution to the Subscriber of the Registrable Securities pursuant to the Registration Statement.

      4.    OBLIGATIONS OF THE SUBSCRIBER.  In connection with the  registration
of  the  Registrable  Securities,   the  Subscriber  shall  have  the  following
obligations;

      (a)   It shall be a condition  precedent to the obligations of the Company to complete  the  registration  pursuant to this  Agreement  with respect to the
Registrable  Securities  of the  Subscriber  that the  Subscriber  shall  timely furnish to the  Company  such  information  regarding  itself,  the  Registrable
Securities held by it, and the intended method of disposition of the Registrable
Securities  held  by  it,  as  shall  be  reasonably   required  to  effect  the
registration  of such  Registrable  Securities  and shall  timely  execute  such documents in connection  with such  registration  as the Company may  reasonably request.

      (b)   The Subscriber by such  Subscriber's  acceptance of the  Registrable
Securities  agrees to cooperate with the Company as reasonably  requested by the
Company  in  connection  with the  preparation  and  filing of the  Registration
Statement hereunder; and

      (c)   The  Subscriber  agrees  that,  upon  receipt of any notice from the
Company of the  happening of any event of the kind  described in Section 3(g) or
3(h)  above,  the  Subscriber  will  immediately   discontinue   disposition  of
Registrable  Securities  pursuant to the  Registration  Statement  covering such
Registrable   Securities  until  the  Subscriber  receives  the  copies  of  the supplemented or amended prospectus  contemplated by Section 3(g) or 3(h) and, if so directed by the Company,  the Subscriber shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate  of destruction)  all  copies  in the  Subscriber's  possession,  of the  prospectus covering  such  Registrable  Securities  current  at the time of receipt of such notice.

      (d)   The Subscriber  shall timely comply with its  obligations  under the
Purchaser Agreement.

      5.    EXPENSES OF REGISTRATION.  (a) All reasonable  expenses  incurred in connection with Registrations,  filings or qualifications pursuant to SECTION 3, including,  without limitation,  all Registration,  listing,  and qualifications fees,  printers and accounting  fees, the fees and  disbursements of counsel for the  Company  and a fee for a single  counsel  for  Investor  of $4,500  for the initial  Registration  Statement  and  $2,000 for each  Additional  Registration
Statement covering the Registrable Securities shall be borne by the Company.

      (b)   Except as otherwise  provided for in SCHEDULE 5(B) attached  hereto, neither the Company nor any of its subsidiaries has entered into, as of the date hereof,  and the Company shall not on or after the date of this Agreement  enter into, any agreement with respect to its securities that is inconsistent with the rights  granted to Investor in this  Agreement or otherwise  conflicts  with the provisions  hereof.  Except as  otherwise  provided  for in SCHEDULE  5(B),  the
Company has not previously  entered into any agreement granting any registration rights with respect to any of its securities to any person.  Except as otherwise provided  for in this  SECTION 5, and without  limiting  the  generality  of the foregoing,  without the written consent of Investor, the Company shall not grant to any person the right to request the Company to Register any securities of the
Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of Investor set forth  herein,  and are not otherwise in conflict or inconsistent  with the provisions of this Agreement and the other Transaction Documents.

      6.    INDEMNIFICATION.  After  Registrable  Securities  are  included in a
Registration Statement under this Agreement:

      (a)   To the extent  permitted by law, the Company will indemnify and hold harmless,  the  Subscriber,  the  directors,  if any,  of such  Subscriber,  the officers,  if any, of such  Subscriber,  each  person,  if any, who controls the
Subscriber  within the meaning of the  Securities Act or the Exchange Act (each, an "Indemnified Person"),  against any losses, claims,  damages,  liabilities or expenses (joint or several)  incurred  (collectively,  "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar  as such  Claims  (or  actions  or  proceedings,  whether  commenced  or threatened,  in respect  thereof) arise out of or are based upon: (i) any untrue statement  or alleged  untrue  statement  of a material  fact  contained  in the
Registration  Statement or any post-effective  amendment thereof or the omission or alleged  omission  to state  therein a material  fact  required  to be stated
therein or necessary to make the  statements  therein not  misleading,  (ii) any untrue statement or alleged untrue statement of a material fact contained in any
preliminary   prospectus  if  used  prior  to  the  Subscription  Date  of  such
Registration  Statement,  or  contained in the final  prospectus  (as amended or supplemented,  if the Company files any amendment thereof or supplement  thereto with the SEC) or the omission or alleged  omission to state therein any material fact  necessary  to make  the  statements  made  therein,  in the  light  of the circumstances  under which the  statements  therein were made, not misleading or
(iii) any violation or alleged  violation by the Company of the Securities  Act, the Exchange Act, any state  securities law or any rule or regulation  under the
Securities Act, the Exchange Act or any state securities law (the matters in the
foregoing  clauses  (i)  through  (iii)  being   collectively   referred  to  as
"Violations").  The Company  shall  reimburse the  Subscriber,  promptly as such expenses are incurred and are due and payable,  for any reasonable legal fees or other reasonable  expenses incurred by them in connection with  investigating or defending  any such Claim.  Notwithstanding  anything to the contrary  contained herein, the  indemnification  agreement contained in this Section 6(a) shall not
(i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in  conformity  with  information  furnished in writing to the
Company  by or on  behalf  of  any  Indemnified  Person  expressly  for  use  in connection  with  the  preparation  of the  Registration  Statement  or any such amendment  thereof or supplement  thereto,  if such  prospectus  was timely made available by the Company  pursuant to Section 3(b) hereof;  (ii) with respect to any  preliminary  prospectus,  inure to the benefit of any such person from whom the person  asserting any such Claim purchased the  Registrable  Securities that are the  subject  thereof  (or to the  benefit  of any person  controlling  such person) if the untrue  statement or omission of material  fact  contained in the preliminary  prospectus  was  corrected  in the  prospectus,  as then amended or supplemented,  if such  prospectus  was timely  made  available  by the  Company pursuant to Section 3(b) hereof;  (iii) be available to the extent such Claim is based on a failure of the  Subscriber  to deliver or cause to be  delivered  the prospectus  made  available  by the  Company;  or (iv) apply to amounts  paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company,  which consent shall not be unreasonably  withheld.  The
Subscriber  will  indemnify  the Company,  its  officers,  directors  and agents
(including  legal  counsel)  against  any claims  arising out of or based upon a
Violation  which  occurs in reliance  upon and in  conformity  with  information furnished  in  writing  to the  Company,  by or on  behalf  of such  Subscriber, expressly  for  use in  connection  with  the  preparation  of the  Registration
Statement,  subject to such limitations and conditions set forth in the previous sentence. Such indemnity shall remain in full force and effect regardless of any investigation  made by or on behalf  of the  Indemnified  Person or  Indemnified
Party.

      (b)   Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such  Indemnified  Person  shall,  if a Claim in  respect  thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement  thereof and the  indemnifying  party shall have the right to  participate  in,  and,  to the extent the  indemnifying party so desires,  jointly with any other  indemnifying party similarly noticed, to assume control of the defense thereof with counsel  mutually  satisfactory to the indemnifying party and the Indemnified Person, as the case may be; PROVIDED,
HOWEVER,  that an  Indemnified  Person  shall  have the right to retain  its own counsel with the  reasonable  fees and  expenses to be paid by the  indemnifying party,  if, in the reasonable  opinion of counsel  retained by the  indemnifying party,  the  representation  by such counsel of the  Indemnified  Person and the indemnifying  party would be inappropriate due to actual or potential  differing interests  between such  Indemnified  Person and any other party  represented by such counsel in such  proceeding.  In such event, the Company shall pay for only one separate legal counsel for the Subscriber  selected by the  Subscriber.  The failure to deliver written notice to the indemnifying  party within a reasonable time of the commencement of any such action shall not relieve such  indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the  indemnifying  party is  prejudiced in its ability to defend such  action.  The  indemnification  required by this Section 6 shall be made by periodic  payments of the amount thereof during the course of the  investigation or defense,  as such expense,  loss,  damage or liability is incurred and is due and payable.

      7.    CONTRIBUTION.  To the extent any  indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable  under  Section  6 to the  fullest  extent  permitted  by law;  PROVIDED,
HOWEVER,  that (a) no contribution shall be made under  circumstances  where the maker would not have been liable for  indemnification  under the fault standards set  forth in  Section  6; (b) no  seller of  Registrable  Securities  guilty of fraudulent  misrepresentation  (within  the  meaning  of  Section  11(f)  of the
Securities Act) shall be entitled to contribution from any seller of Registrable
Securities  who was not  guilty of such  fraudulent  misrepresentation;  and (c)
contribution by any seller of Registrable  Securities shall be limited in amount to the net amount of  proceeds  received  by such  seller  from the sale of such
Registrable Securities.

      8.    REPORTS UNDER  EXCHANGE ACT. With a view to making  available to the
Investor the benefits of Rule 144  promulgated  under the  Securities Act or any other  similar  rule or  regulation  of the SEC that may at any time  permit the
Investor to sell  securities of the Company to the public  without  registration
("Rule 144"), the Company agrees to use its reasonable best efforts to:

      (a)   make and keep  public  information  available,  as those  terms  are understood and defined in Rule 144;

      (b)   file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act;

      (c)   furnish to the  Investor so long as the  Investor  owns  Registrable
Securities,  promptly upon request,  (i) a written statement by the Company that it has complied with the reporting  requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly  report of the Company  and such other  reports  and  documents  so filed by the Company solely if  unavailable  by EDGAR,  and (iii)  such other  information  as may be reasonably requested to permit the Investors to sell such securities pursuant to
Rule 144 without registration; and

      (d)   at the request of any Investor of Registrable  Securities,  give its
Transfer  Agent  irrevocable  instructions  (supported  by an opinion of Company counsel,  if required or requested  by the  Transfer  Agent) to the effect that, upon the Transfer Agent's receipt from such Investor of:

            (i) a certificate  (a "Rule 144  Certificate")  certifying  (A) that such Investor has held the shares of  Registrable  Securities  which the Investor  proposes to sell (the  "Securities  Being Sold") for a period of not less than (1) year and (B) as to such other matters as may be appropriate in accordance  with Rule 144 under the Securities
            Act, and

            (ii) an opinion  of counsel  acceptable  to the  Company  (for which purposes it is agreed that the initial  Investor's  Counsel shall be deemed  acceptable if such opinion is not given by Company  Counsel)
            that, based on the Rule 144  Certificate,  Securities Being Sold may
            be sold pursuant to the  provisions of Rule 144, even in the absence of an effective Registration Statement,

      the Transfer Agent is to effect the transfer of the Securities  Being Sold
and  issue  to  the  buyer(s)  or  transferee(s)   thereof  one  or  more  stock
certificates  representing  the  transferred  Securities  Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer  Agent's books and records  (except to the extent any such legend or restriction results from facts other than the identity of the
Investor,  as the seller or  transferor  thereof,  or the status,  including any relevant  legends or  restrictions,  of the shares of the Securities  Being Sold while held by the  Investor).  If the Transfer  Agent  requires  any  additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

      9.    MISCELLANEOUS.

      (a)   REGISTERED  OWNERS.  A person  or entity is deemed to be a holder of
Registrable  Securities  whenever  such  person  or entity  owns of record  such
Registrable  Securities.  If  the  Company  receives  conflicting  instructions, notices or elections  from two or more  persons or entities  with respect to the
same  Registrable   Securities,   the  Company  shall  act  upon  the  basis  of
instructions,  notice or election  received  from the  registered  owner of such
Registrable Securities.

      (b)   RIGHTS CUMULATIVE;  WAIVERS. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable  of being  waived or varied  other  than by an express  waiver or variation in writing.  Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right.  Any  defective  or  partial  exercise  of any of such  rights  shall not preclude any other or further  exercise of that or any other such right.  No act or course of conduct or  negotiation  on the part of any party  shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

                                       10

      (c)   BENEFIT;  SUCCESSORS BOUND. This Agreement and the terms, covenants, conditions, provisions, obligations,  undertakings, rights, and benefits hereof, shall be binding  upon,  and shall  inure to the  benefit  of,  the  undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

      (d)   ENTIRE  AGREEMENT.  This  Agreement  contains  the entire  agreement between the parties  with  respect to the subject  matter  hereof.  There are no promises,  agreements,  conditions,  undertakings,  understandings,  warranties, covenants or representations,  oral or written, express or implied, between them with  respect to this  Agreement  or the matters  described  in this  Agreement, except as set forth in this Agreement and in the other documentation relating to
the  transactions   contemplated  by  this  Agreement.  Any  such  negotiations, promises,  or  understandings  shall not be used to interpret or constitute this
Agreement.

      (e)   AMENDMENT.  Any  provision of this  Agreement may be amended and the observance  thereof may be waived (either generally or in a particular  instance and either retroactively or prospectively), only with the written consent of the
Company and Subscriber. Any amendment or waiver effected in accordance with this
Section 9 shall be binding upon the Company and any subsequent Transferees.

      (f)   SEVERABILITY.  Each  part  of  this  Agreement  is  intended  to  be severable.  In the event that any  provision  of this  Agreement is found by any
court  or  other   authority  of  competent   jurisdiction   to  be  illegal  or
unenforceable,  such  provision  shall be  severed  or  modified  to the  extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

      (g)   NOTICES.  Notices  required or permitted to be given hereunder shall be in  writing  and shall be deemed to be  sufficiently  given  when  personally delivered  (by hand,  by courier,  by  telephone  line  facsimile  transmission, receipt  confirmed,  or other means) or sent by certified  mail,  return receipt requested,  properly  addressed and with proper  postage  pre-paid (i) if to the
Company,  at its executive office and (ii) if to the Subscriber,  at the address set  forth  under  its  name  in the  Purchase  Agreement,  with  a copy  to its designated  attorney,  or at such other address as each such party  furnishes by notice given in accordance with this Section 9(a), and shall be effective,  when personally delivered, upon receipt and, when so sent by certified mail, five (5)
business days after deposit with the United States Postal Service.

      (h)   GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and interpreted in accordance  with the laws of the State of New York without regard to the  principles of conflicts of law. Each of the Company and Investor  hereby submit to the  exclusive  jurisdiction  of the United  States  Federal and state courts  located in the State of New York  sitting in the County of New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

                                       11

      (i)   JURY TRIAL WAIVER. The Company and the Investor hereby waive a trial by jury in any  action,  proceeding  or  counterclaim  brought  by either of the parties  hereto  against the other in respect of any matter arising out of or in connection with the Transaction Documents.

      (j)   CONSENTS.  The person signing this Agreement on behalf of each party hereby  represents  and warrants  that he has the necessary  power,  consent and authority to execute and deliver this Agreement on behalf of that party.

      (k)   FURTHER ASSURANCES.  In addition to the instruments and documents to be made,  executed and delivered pursuant to this Agreement,  the parties hereto agree to make, execute and deliver or cause to be made,  executed and delivered, to the requesting party such other instruments and to take such other actions as the  requesting  party  may  reasonably  require  to carry out the terms of this
Agreement and the transactions contemplated hereby.

      (l)   SECTION  HEADINGS.  The Section  headings in this  Agreement are for reference  purposes  only  and  shall  not  affect  in any  way the  meaning  or interpretation of this Agreement.

      (m)   CONSTRUCTION.  Unless  the  context  otherwise  requires,  when used herein,  the singular shall be deemed to include the plural, the plural shall be deemed to include each of the  singular,  and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

      (n)   EXECUTION IN COUNTERPARTS.  This Agreement may be executed in two or more  counterparts,  each of which shall be deemed an original  but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party,  may be delivered to the other party hereto by telephone  line  facsimile transmission  of a copy of this Agreement  bearing the signature of the party so delivering this  Agreement.  A facsimile  transmission of this signed  Agreement shall be legal and binding on all parties hereto.

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                                       12

      IN WITNESS  WHEREOF,  the parties  have caused this  Agreement  to be duly executed by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                              COMPANY:

                              WATER CHEF, INC.

                              By: /s/ Leslie J. Kessler
                                  ----------------------------------------------
                                    Name:  Leslie J. Kessler
                                          --------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                              SUBSCRIBER:

                              BRITTANY CAPITAL MANAGEMENT LIMITED

                              By: /s/ Barry W. Herman
                                  ----------------------------------------------
                                    Name: Barry W. Herman
                                          --------------------------------------
                                    Title: Director
                                           -------------------------------------

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                                  SCHEDULE 5(b)

                          OTHER REGISTRABLE SECURITIES

Agreements Granting Registration Rights
---------------------------------------

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